UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2001


                              ROBINSON NUGENT, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



         Indiana                       00-09010                  35-0957603
         -------                       --------                  ----------
     (State or other            (Commission File Number)      (I.R.S. Employer
     jurisdiction of                                         Identification No.)
incorporation or organization)


       800 East Eighth Street
        New Albany, Indiana                                   47151-1208
        -------------------                                   ----------
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (812) 945-0211

Item 5.  Other Events.
-------  -------------

         On January 12, 2001, Robinson Nugent, Inc. ("Robinson Nugent") issued the press release attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

         See Index to Exhibits

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROBINSON NUGENT, INC.
                                        (Registrant)


Date: January 18, 2001                  By:  /s/ Robert L. Knable
                                             -----------------------------------
                                             Robert L. Knabel
                                             Vice President, Treasurer  and
                                             Chief Financial Officer

                                INDEX TO EXHIBITS

                  99.1     Press release dated January 12, 2001.